King & Spalding
                           191 Peachtree Street
                          Atlanta, Georgia 30303



                              August 14, 1997

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re: International Airline Support Group, Inc. (File No. 0-18352); Definitive Proxy Materials for the Annual Meeting of Stockholders TO BE HELD ON SEPTEMBER 22, 1997

Ladies and Gentlemen:

          On behalf of International Airline Support Group, Inc. (the "Company"), we have enclosed for filing pursuant to Rule 14a-6 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), the Company's Proxy Statement and form of proxy for use in connection with the Company's Annual Meeting of Stockholders to be held on September 22, 1997. Preliminary copies of the proxy materials were filed with the Commission on July 24, 1997, at which time the required filing fee was paid. The enclosed materials are marked to indicate the change to the versions filed on July
24. Definitive copies of the Proxy Statement will be first sent to stockholders on August 19, 1997.

     If you have any questions regarding the enclosed, please contact the undersigned at 404/572-4676.

                                   Very truly yours,

                                   /s/ Philip A. Theodore

                                   Philip A. Theodore

PAT:rm
Enclosures
cc:  Mr. George Murnane III

                       SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE  SECURITIES  EXCHANGE  ACT  OF
1934

Filed by the Registrant <checked-box>
Filed by a Party other than the Registrant <square>

Check the appropriate box:

<square> Preliminary Proxy Statement
<square>  Confidential,  for  Use  of the Commission Only (as permitted by Rule
14a-12))
<checked-box> Definitive Proxy Statement
<square> Definitive Additional Materials
<square> Soliciting Material Pursuant  to  <section> 240.14a-11(c) or <section>
140.14a-12

                        INTERNATIONAL   AIRLINE  SUPPORT GROUP, INC.
           (Name of Registrant as Specified in Its Charter)

                        INTERNATIONAL  AIRLINE   SUPPORT GROUP, INC.
              (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

<checked-box>  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or  Item
22(a)(2) of Schedule 14A.
<square> $500 per  each  party to the controversy pursuant to Exchange Act Rule
14a-(6)(i)(3)
<square>  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
11.
     Title of each class of securities to which transaction applies:

  . . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . .
  Aggregate number of securities to which transaction applies:

  . . . . . . . . . . . . .  . . . . . . . . . . . . . . . . . . . . . . . . .
  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Proposed maximum aggregate value of transaction:

  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Total fee paid:

  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
<square>Check  box if any part of the fee is offset as provided by Exchange Act
  Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid: ____________________________________________
  2) Form Schedule or Registration Statement No.:____________________________
  3) Filing Party: _______________________________________________________
  4) Date Filed: AUGUST 14, 1997

                   INTERNATIONAL AIRLINE SUPPORT GROUP, INC.
                           1954 AIRPORT ROAD
                               SUITE 200
                        ATLANTA, GEORGIA 30341


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of
International Airline Support Group, Inc.


      The Annual Meeting of Stockholders of International Airline Support Group, Inc. (the "Company") will be held at the offices of the Company at the address listed above, on Monday, September 22, 1997, at 10:00 a.m., local time, to consider and vote on:

  1.  The election of directors.

   2. The approval of an amendment to the Company's 1996 Long Term Incentive and Share Award Plan ("Plan") to increase from By 115,000 the number of shares available for grant under the Plan.

  3. The approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to make the provisions of Section 203 of the Delaware General Corporation Law applicable to the Company.

  4. The approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to provide for three classes of directors with staggered terms of up to three years such that approximately one-third of the Board stands for election each year.

  5. The ratification of the appointment of Grant Thornton, LLP as independent auditors for the fiscal year of the Company ending on May 31, 1998 ("fiscal 1998").

  6. Such other matters as may properly come before the meeting or any adjournments thereof.

      The close of business on August 12, 1997, has been fixed as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be maintained during the ten-day period preceding the meeting at the offices of the Company in Atlanta, Georgia. Your attention is directed to the proxy statement accompanying this notice.


                                    By Order of the Board of Directors,



                                    JAMES M. ISAACSON
                                    SECRETARY
Atlanta, Georgia
August 19, 1997

                   INTERNATIONAL AIRLINE SUPPORT GROUP, INC.
                               1954 AIRPORT ROAD
                                   SUITE 200
                            ATLANTA, GEORGIA 30341

                                PROXY STATEMENT
                            ______________________

                        ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON SEPTEMBER 22, 1997

  This Proxy Statement is furnished to the holders of shares of the $.001 par value per share Common Stock (the "Common Stock") of International Airline Support Group, Inc. (the "Company") in connection with the solicitation by the Company's Board of Directors of proxies for use at the Annual Meeting of Stockholders to be held at the offices of the Company at the address listed above, on Monday, September 22, 1997, at 10:00 a.m. local time, and at any adjournments thereof (the "1997 Annual Meeting"). It is anticipated that this Proxy Statement and accompanying form of proxy will be mailed to stockholders on or about August 19, 1997.

   The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, certain officers and employees of the Company, who will receive no compensation for their services other than their regular salaries, may solicit proxies in person or by telephone or by written communication. The Company may also make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy material to their principals at the Company's expense. The Company has retained Corporate Investors Communications, Inc. to aid in solicitation of proxies at a fee of approximately
$4,000, plus certain expenses.

                               VOTING PROCEDURES

VOTING STOCK

  Only holders of record of the Company's Common Stock, as of the close of business on August 12, 1997 (the "Record Date") will be entitled to vote at the 1997 Annual Meeting. The Company had outstanding 2,395,095 shares of Common Stock on the Record Date, each share being entitled to one vote on each matter submitted to the stockholders.

   Stockholders who do not expect to attend the 1997 Annual Meeting are urged to execute and return the enclosed proxy card promptly. Any stockholder signing and returning a proxy may revoke the same at any time prior to the voting of the proxy by giving written notice to the Secretary of the Company or by voting in person at the meeting. All properly executed proxy cards delivered by stockholders and not revoked will be voted at the 1997 Annual Meeting in accordance with the directions given. With respect to the proposal regarding election of directors, stockholders may (a) vote in favor of all nominees, (b) withhold their votes as to all nominees, or (c) withhold their votes as to specific nominees by so indicating in the appropriate space on the enclosed proxy card. With respect to each other proposal being submitted to the stockholders for their consideration, stockholders may (i) vote "FOR" such proposal, (ii) vote "AGAINST" such proposal, or (iii) abstain from voting on such proposal. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted "FOR" the election of all nominees for director, "FOR" the proposal to amend the 1996 Long Term Incentive and Share Award Plan (the "Plan") to increase from by 115,000 the number of shares available for grant under the Plan, "FOR" approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to make the provisions of Section 203 of the Delaware General Corporation Law applicable to the Company(the "Section 203 Amendment"), "FOR" approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to provide for three classes of directors with staggered terms of up to three years such that approximately one-third of the Board stands for election each year (the "Classified Board Amendment") and "FOR" the appointment of Grant Thornton LLP as independent accountants. Management knows of no other matters that may come before the meeting for consideration by the stockholders. However, if any other matter properly comes before the meeting, the persons named in the enclosed proxy card as proxies will vote upon such matters in accordance with their judgment.

QUORUM AND VOTING REQUIREMENTS

  A quorum at the Annual Meeting will consist of a majority of the votes entitled to be cast by the holders of all shares of Common Stock that are outstanding and entitled to vote. A majority of the votes entitled to be cast by the holders of all shares of Common Stock that are present at the meeting and entitled to vote will be necessary to elect the director-nominees listed herein, to amend the Plan to increase by 115,000 the number of shares issuable under the Plan, to approve the Section 203 Amendment, to approve the Classified Board Amendment and to ratify the appointment of Grant Thornton LLP as independent auditors. Abstentions and proxies relating to "street name" shares for which brokers have not received voting instruction from the beneficial owner ("Broker Non-Votes") are counted in determining whether a quorum is present. With respect to all matters submitted to the stockholders for their consideration, other than the election of directors, abstention will be counted as part of the total number of votes cast on such proposals in determining whether the proposals have received the requisite number of favorable votes, whereas Broker Non-Votes will not be counted as part of the total number of votes cast on such proposals. Thus abstentions will have the same effect as votes against any given proposal, whereas Broker Non-Votes will have no effect in determining whether any given proposal has been approved by the stockholders. In the election of directors, the nominees receiving the highest number of votes will be elected. Therefore, withholding authority to vote for a director nominee will have no effect.

                    ELECTION OF DIRECTORS (PROPOSAL NO. 1)

  A board of four directors will be elected at the 1997 Annual Meeting. The Board of Directors has nominated: Alexius A. Dyer III, Kyle R. Kirkland, E. James Mueller and George Murnane III to serve as directors until the next annual meeting of stockholders or until their successors are elected and qualified, or if the Classified Board Amendment is approved, for the terms specified therein. Messrs. Dyer, Kirkland, Mueller and Murnane are currently members of the Board of Directors. Each nominee has consented to serve on the Board for the applicable term or until his successor is duly elected and qualified. If any of the nominees should be unable to serve for any reason (which management has no reason to anticipate at this time), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies in the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or eliminate the vacancy. The affirmative vote of holders of a majority of the issued and outstanding shares ofCommon Stock present in person or represented by proxy, at the 1997 Annual Meeting is required to elect the persons nominated.

  Mr. Dyer, the Chairman, President and Chief Executive Officer of the Company, and Mr. Murnane, the Executive Vice President and Chief Financial Officer, have each entered into employment agreements with the Company that provide, among other things, that Messrs. Dyer and Murnane shall serve as members of the Board during the terms of their respective Employment Agreements. See "Executive Compensation -- Employment Agreements."

  The Board of Directors recommends a vote FOR each nominee for director.

         INFORMATION AS TO DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

  The following table sets forth certain information, including ownership of the Company's Common Stock, as of August 12, 1997, with respect to: (i) each director; (ii) each executive officer and (iii) all directors and executive officers as a group.


                                                                                        NUMBER OF SHARES
                                                                                         OF COMMON STOCK
                                                                       OFFICER OR             OWNED
                                                                       DIRECTOR SINCE
NAME                           AGE                POSITION                                                    PERCENTAGE
Alexius A. Dyer III (1)        41      Chairman of the Board,                1992            130,137 (4)         5.4%
                                       President and Chief Executive
                                       Officer
George Murnane III (1)         39      Executive Vice President, Chief       1996             57,733 (4)         2.4%
                                       Financial Officer and Director
Kyle R. Kirkland (2)(3)        35      Director                              1992             57,207 (4)         2.4%

E. James Mueller (2)(3)        51      Director                              1991             99,072 (4)         4.1%

James M. Isaacson              36      Vice President of Finance,            1997             17,500 (4)                     *
                                       Treasurer and Secretary
Officers and Directors as a Group
                                                                                        _______________________ 15.1%
                                                                                             361,649

_____________________________
* Less than one percent.
(1)   Member of Executive Committee.
(2)   Member of Audit Committee.
(3)   Member of the Compensation Committee.
(4) Includes the following shares of Common Stock subject to options exercisable presently or within sixty days: Mr. Dyer, 123,500;
      Mr. Murnane, 57,633; Mr. Kirkland,  57,207;
      Mr.  Mueller, 64,072; and Mr. Isaacson, 17,500.

  ALEXIUS A. DYER III has been the Chief Executive Officer of the Company and Chairman of the Company's Board of Directors since February 1995. Mr. Dyer has been a director of the Company since 1992. Mr. Dyer served as President of the Company from February 1994 to February 1995. From February 1991 to February 1994, Mr. Dyer served as Executive Vice President of Capital Markets of the Company. Additionally, during 1991, he served as the President and director of the Company's subsidiary, Barnstorm Leasing, Inc., which was merged into the Company in July 1992.

    GEORGE MURNANE III has been Executive Vice President and Chief Financial Officer of the Company since June 1996 and has served as a Director since October 3, 1996. From March 1996 through June 1996, Mr. Murnane served as a consultant for the aviation industry. From October 1995 through February 1996 he served as Executive Vice President and Chief Operating Officer of Atlas Air, Inc., an air cargo company. From 1986 to 1995 he was affiliated with the New York investment banking firm of Merrill Lynch & Co., most recently as Director in the firm's Transportation Group. Mr. Murnane was named to the Board of Directors of CCAIR, Inc. in January 1997.

    KYLE R. KIRKLAND has been a director of the Company since July 1992. Mr. Kirkland has served as the President of Kirkland Messina,LLC, an investment banking firm, since March 1994. Mr. Kirkland was employed as Senior Vice President of Dabney/Resnick, Inc., an investment banking firm now known as Dabney/Resnick/Imperial, LLC ("D/R"), from June 1991 until February 1994. D/R acted as the placement agent for certain debt securities issued by the Company. Mr. Kirkland was employed as an investment banker with Canyon Partners, Inc. and with Drexel Burnham Lambert, Inc. from March 1990 through June 1991 and from July 1988 through March 1990, respectively. Mr. Kirkland is the Chairman and a director of Steinway Musical Instruments, Inc. He also serves on the boards of several privately held businesses.

  E. JAMES MUELLER has been a director of the Company since 1991. Mr. Mueller has been a principal with J.M. Associates, Inc., a business development consulting firm, since January 1992. From June 1978 through December 1991, Mr. Mueller was the Vice President of Sales/Marketing of Air Cargo Associates, Inc., a Connecticut airline charter brokerage/sales corporation.

  JAMES M. ISAACSON has been the Company's Vice President of Finance and Treasurer since December 1996 and has served as Secretary since July 1997. From April 1995 to December 1996 he served as Director of Corporate Finance and Assistant Secretary for ValuJet Airlines, Inc. From May 1984 through April 1995 he served in a number of capacities for Delta Air Lines, Inc., where he most recently served as Manager - Capital Markets & Analysis.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The members of the Compensation Committee, Kyle R. Kirkland and E. James Mueller, have never been employees of the Company. No interlocks existed and no insiders participated in the Compensation Committee's deliberations or decisions regarding salaries for the fiscal year ending May 31, 1997 ("fiscal 1997").

COMPENSATION OF DIRECTORS

    The non-employee members of the Company's Board of Directors received a $25,000 fee for their service on the Board during fiscal 1997 pursuant to a Director's Compensation Plan that was adopted during fiscal 1995. Directors are also reimbursed for expenses incurred in connection with the attendance of Board meetings.

COMMITTEES AND MEETINGS

   The Board of Directors of the Company held two meetings during the year ended May 31, 1997 and acted by written consent on six occasions during such year. The Audit Committee, which consists of Messrs. Kirkland and Mueller, held one meeting during the year ended May 31,1997. The functions of the Audit Committee are (i) to recommend the appointment of the Company's independent accountants, (ii) to meet periodically with the Company's management and its independent accountants on matters relating to the annual audit, internal controls, and accounting principles of the Company, and the Company's financial reporting, (iii) to review potential conflict of interest situations, where
appropriate,  and  (iv)  to  review  proposals  for  major  transactions.   The
Compensation Committee, which consists of Messrs. Kirkland and Mueller, did not meet formally during 1997 but acted from time to time by unanimous written consent. The functions of the Compensation Committee are (i) to review and approve all employment and termination of executive officers, (ii) to monitor compensation of all management staff, (iii) to review and approve compensation of the Chief Executive Officer and other senior management, and (iv) to administer the Company's 1996 Long Term Incentive and Share Award Plan (the "Plan"). During fiscal 1997, each director attended more than 75% of all meetings of the Board of Directors and the committees on which he served.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by law to furnish the Company copies of all Forms 3, 4 and 5 they file.

  Based solely on the Company's review of the copies of such forms it has received and representations from certain reporting persons, the Company believes that its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during 1997.

                            PRINCIPAL STOCKHOLDERS

  The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock, as of August 8, 1997, by each person who was known by the Company to own beneficially more than 5% of the Company's Common Stock as of such date, based on information available to the Company. Except as otherwise indicated, each person has sole voting and dispositive power with respect to the shares beneficially owned by such person.

NAME AND ADDRESS                                          SHARES BENEFICIALLY OWNED        % OF SHARES OUTSTANDING
Cardinal Capital Management, L.L.C. (1)                            530,588                          22.2%
Cardinal Recovery Partners, L.P.
One Fawcett Place
Greenwich, Connecticut 06830
Northeast Investors Trust           (2)                            224,540                          9.4%
50 Congress Street, Room 1000
Boston, Massachusetts 02109
Kennedy Capital Management, Inc.    (3)                            400,000                          16.7%
10829 Olive Blvd.
St. Louis, Missouri 63141

(1) Based on the Schedule 13D filed by Cardinal Capital Management, L.L.C. on October 4, 1996.
(2) Based  on  the  records of the Company's transfer agent on August
12 8, 1997.
(3) Based on the Schedule 13D filed by Kennedy Capital Management, Inc. on July 11, 1997.

                            EXECUTIVE COMPENSATION

  The following sets forth certain information regarding the aggregate cash compensation paid to or earned by the Company's Chief Executive Officer during fiscal 1995, 1996 and 1997 and the Company's Chief Financial Officer during fiscal year 1997 (the "Named Executives"). No other executive officer of the Company earned in excess of $100,000 in fiscal 1997.

SUMMARY COMPENSATION TABLE


                                                                                       LONG-TERM COMPENSATION
                                                               ANNUAL                          AWARDS
                                                            COMPENSATION
      NAME AND PRINCIPAL                                                  PAID
              POSITION              YEAR            SALARY($)           BONUS ($)          OPTIONS/SARS(#)
Alexius A. Dyer III                       1997       161,154              125,911   (1)            224,543
  Chairman of the Board,                  1996       135,000               80,000   (1)                ---
  President and Chief                     1995       133,108                ---                    107,000 (2)
  Executive Officer
George Murnane III                        1997       139,615                ---     (3)            104,787
  Executive Vice President
  and Chief Financial Officer

      _________________

      (1) Mr. Dyer's fiscal 1997 bonus has not yet been determined. The $125,911 listed for fiscal 1997 is bonus paid in fiscal 1997 but earned with respect to fiscal 1996 under the terms of his employment agreement. The $80,000 listed for fiscal 1996 was paid to him upon execution of his employment agreement. See "--Employment Agreements."
      (2) These options were canceled pursuant to the restructuring of the Company's indebtedness (the "Restructuring"), effective on October 3, 1996. The "Restructuring" is described in the Company's Proxy Statement/Prospectus dated August 30, 1996 and contained in the Registration Statement on Form S-4 (Registration No. 333-08065) and in the Company's Annual Report on Form 10-K for the year ending May 31, 1997.
      (3) Mr. Murnane became Executive Vice President and Chief Financial Officer of the Company on June 17, 1996. His fiscal 1997 bonus has not been determined but he is entitled to a minimum bonus of $50,000 for that fiscal year. See "-- Employment Agreements."


STOCK OPTION GRANTS AND VALUES

      The following table sets forth certain information regarding option grants to the Named Executives during fiscal 1997.

                                INDIVIDUAL GRANTS                                 Potential realizable value
                                                                                    at assumed annual rates
                                                                                        of stock price
                                                                                    appreciation for option
                                                                                             TERM
                                                                                       5% ($)10%($)
       NAME            Number of     Percentage of   Exercise or EXPIRATION DATE
                      securities     total options   base price
                      underlying      granted to       ($/SH)
                        options      employees in
                      GRANTED (#)   FISCAL YEAR (%)
Alexius A. Dyer III     224,543           47            3.00        10/03/06            423,642      1,073,591
George Murnane III      104,787           22            3.00        10/03/06            197,700        501,010

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES TABLE

      The following table sets forth certain information with respect to option exercises by the Named Executives during fiscal 1997 and the value of options owned by the Named Executives at May 31, 1997.

                                                                      Number of Securities
                                                                     Underlying Unexercised   Value of Unexercised
                                                                      Options at FY-End(#)   in-the-Money Options at
                                                                                                  FY-End ($){(1)}
                                                                          EXERCISABLE/
                                                                          UNEXERCISABLE           EXERCISABLE/
                                                                                                  UNEXERCISABLE
                         SHARES ACQUIRED ON
                            EXERCISE (#)
          NAME                                 VALUE REALIZED ($)
Alexius A. Dyer III      0                   0                          89,818 / 134,725       134,727 / 202,088

George Murnane III       0                   0                           33,333 / 71,454        50,000 / 107,181



(1) Based on the closing price of the Company's Common Stock on the AMEX on May 31, 1997 of $4.50 per share.

EMPLOYMENT AGREEMENTS

      As of October 3, 1996, the Company extended for an additional five years the employment agreement with Alexius A. Dyer III, President, Chief Executive Officer and Chairman of the Company. The employment agreement provides for payment of a base salary of $175,000 per annum for each year during the remaining term and annual cost-of-living increases, which base salary may be increased as the Board deems appropriate. During the term of the employment agreement and any extension thereof, Mr. Dyer shall serve as a member of the Board.

      Mr. Dyer's employment agreement also provides that he is entitled to an annual bonus during the stated term in an amount not less than 5% of the Company's net income before extraordinary and non-recurring items and income taxes, subject to two adjustments. First, in computing net income, the Company is required to exclude any item of revenue (including COD income) or expense attributable to the Restructuring or to any litigation commenced by or against the Company. Second, items of revenue and expense attributable to the sale of aircraft are not considered extraordinary or non-recurring items.

      Pursuant to the employment agreement, if Mr. Dyer is terminated without cause prior to the end of the term of the employment agreement, the Company is required to pay to Mr. Dyer the base salary for the remaining term of the agreement plus an amount equal to a pro rata portion (based on months employed during the current fiscal year) of the bonus paid to him during the previous fiscal year. If Mr. Dyer terminates the employment agreement following the occurrence of a "Change of Control" (as defined), the Company is obligated to pay to him an amount equal to the average annual compensation paid to him during the two most recent fiscal years by the Company.

      As of October 3, 1996, the Company entered into a five-year employment agreement with George Murnane III, the Executive Vice President and Chief Financial Officer. The employment agreement provides for payment of a base salary of $150,000 per annum for each year during the remaining term and annual cost-of-living increases, which base salary may be increased as the Board deems appropriate. During the term of the employment agreement and any extension thereof, Mr. Murnane shall serve as a member of the Board.

      Mr. Murnane's employment agreement also provides that he is entitled to an annual bonus during the stated term in an amount not less than 3% of the Company's net income before extraordinary and non-recurring items and income taxes, subject to two adjustments. First, in computing net income, the Company is required to exclude any item of revenue (including COD income) or expense attributable to the Restructuring or to any litigation commenced by or against the Company. Second, items of revenue and expense attributable to the sale of aircraft are not considered extraordinary or non-recurring items. Mr. Murnane is entitled to a minimum bonus for fiscal 1997 of $50,000.

      Pursuant to his employment agreement, if Mr. Murnane is terminated without cause prior to the end of the term of the employment agreement, the Company is required to pay to Mr. Murnane the base salary for the remaining term of the agreement plus an amount equal to a pro rata portion (based on months employed during the current fiscal year) of the bonus paid to him during the previous fiscal year. If Mr. Murnane terminates the employment agreement following the occurrence of a "Change of Control" (as defined), the Company is obligated to pay to him an amount equal to the average annual compensation paid to him during the two most recent fiscal years by the Company.

CERTAIN TRANSACTIONS

      In connection with the Restructuring, Kirkland Messina, Inc., an investment banking firm of which Mr. Kirkland is a principal, received a placement agent's fee in connection with the origination of a credit agreement, which did not exceed 5% of such firm's consolidated gross revenues during its last fiscal year. A description of the Restructuring and the credit agreement may be found in the Company's Proxy Statement/Prospectus dated August 30, 1996 and contained in the Registration Statement on Form S-4 (Registration No. 333-08065) and in the Company's Annual Report on Form 10-K for the year ending May 31, 1997.

                     REPORT OF THE COMPENSATION COMMITTEE

      The Compensation Committee (the "Committee") of the Board of Directors consists of Messrs. Kirkland and Mueller, two non-employee members of the Board of Directors. The Committee is responsible for administering the Plan.

EXECUTIVE COMPENSATION POLICIES

      Generally, the Company's executive compensation program is designed to be competitive with that offered by other companies against which the Company competes for executive resources. At the same time, the Company links a significant portion of executive compensation to the achievement of the
Company's short and long-term financial and strategic objectives and to the performance of the Company's Common Stock. The Company's executive compensation program consists of three primary elements: base salary, annual incentive bonus and stock options or other stock benefits. Base salary is intended to be competitive in the marketplace. However, although the Committee considers competitive data, salaries are determined subjectively by the Committee rather than by reference to any specific target group of companies. Subject to the terms of any applicable employment agreement, base salary is reviewed at least annually and adjusted based on changes in competitive pay levels, the executive's performance as measured against individual and Company-wide goals, as well as changes in the executive's role in the Company. The Committee awards incentive bonuses to the Named Executives based on the achievement of certain targets and objectives in a manner consistent with the terms of their employment agreements. The Company does not make annual stock option or other stock benefit grants to all executives. Rather, the Committee determines each year which, if any, executives will receive benefits, based on individual performance and each executive's existing stock option position.

EXECUTIVE OFFICER COMPENSATION

      Alexius A. Dyer III, the Company's President, Chief Executive Officer and Chairman, and George Murnane III, the Company's Executive Vice President and Chief Financial Officer, each entered into employment agreements in connection with the Restructuring on October 3, 1996. See "Management --
Employment Agreements." The base compensation, incentive bonus and stock option agreements entered into by the Company with such individuals were determined by arm's-length negotiations between the Compensation Committee and certain holders of the Company's then-outstanding debt securities and such individuals. The Company did not enter into an employment agreement with James Isaacson, the Company's Vice President of Finance and Treasurer. The terms of Mr. Isaacson's employment with the Company were determined by arm's length negotiations by the Committee and officers of the Company and such individual. The Compensation Committee believes that the specific base compensation, incentive bonus and stock option arrangements were necessary to attract management of the caliber sought by the Board. Future adjustments of such arrangements will be made in accordance with the general principles outlined above.

      The Company paid Mr. Dyer a bonus in fiscal 1997 with respect to performance in fiscal 1996, calculated under the terms of his employment agreement, but paid no other bonus to any of its executive officers during fiscal 1997. The Company awarded stock options to its executive officers during fiscal 1997, either pursuant to their employment agreement or at the discretion of the Committee, in light of the past and prospective contributions of, and the need to provide adequate incentive for, the recipients of such options.

COMPENSATION OF THE PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN

        On October 3, 1996, Mr. Dyer entered into a revised employment agreement with the Company as described above. See "Management -- Employment Agreements." The terms of the agreement were reviewed and approved by the Committee. The employment agreement provides for the payment of an annual bonus to Mr. Dyer in an amount to be determined by the Compensation Committee based upon a formula in his employment agreement, which may, in the discretion of the Committee, be increased based on the performance of the Company against defined objectives. The bonus payable to Mr. Dyer in each such fiscal year shall be not less than an amount equal to five percent (5%) of the Company's net income before extraordinary and non-recurring items and income taxes, and before giving effect to any bonuses paid to the Company's employees, including the bonus to Mr. Dyer, as reported on the Company's periodic filings with the Securities and Exchange Commission, subject to the following adjustments: (i) there shall be excluded from the computation of net income any item of revenue (including, without limitation, cancellation of indebtedness income) or expense attributable to the Restructuring or to any litigation commenced by or against the Company and (ii) items of revenue and expense attributable to the sale of aircraft (whether now owned or acquired in the future) shall not be considered extraordinary or non-recurring items regardless of the treatment accorded such items under generally accepted accounting principles or the rules of the Securities and Exchange Commission. The Committee believes that the bonus provisions of Mr. Dyer's employment agreement create an appropriate relationship between Mr. Dyer's level of compensation and the Company's performance.

      This report by the Committee shall not be deemed to be incorporated by reference by a general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Exchange Act and shall not otherwise be deemed filed under such Acts.

                  Respectfully submitted by

                  The Compensation Committee:

                  Kyle R. Kirkland
                  E. James Mueller

                               PERFORMANCE GRAPH
                                   [GRAPHIC]

            The following graph sets forth the total return (stock price plus dividends) on a $100 investment in each of (i) the Company's Common Stock, (ii) the AMEX Market Value Index and (iii) a Peer Group, from May 31, 1992 through May 31, 1997. The Peer Group consists of AAR Corp., Aviall, Inc., Banner Aerospace, Inc. and UNC Incorporated (price data on Aviall, Inc. is not available until 1994 and its year-to-year performance does not affect the performance of the Peer Group until 1995). The total return set forth with respect to the Company has been adjusted to give effect to the reverse stock split consummated on October 3, 1996 as part of the Restructuring, which caused 27 shares of the Company's then-outstanding common stock to be exchanged for one share of the Company's Common Stock.
The first reported sale of the Company's Common Stock following the restructuring occurred on October 18, 1996 at $4.50 per share. The Company's common stock closed at $8.25 per share on August 12, 1997.




                                       Data Points as of

             DATA POINTS AS OF May 31,
                          1992          1993          1994     1995            1996        1997
International Airline      100          98            20            8           5           3
Support Group, Inc.
AMEX Market Value          100          111           112          125         155         157
Index
Peer Group                 100          101           110           83         119         170



APPROVAL OF AMENDMENT TO PLAN (PROPOSAL NO. 2)

       By unanimous written consent effective as of June 4, 1997, the Compensation Committee recommended to the Board of Directors, subject to stockholder approval, the amendment of the Plan in order to increase by 115,000 the number shares of the Company's Common Stock for which options may be granted. If the stockholders approve the amendment to the Plan, options to purchase a total of 713,782 shares of the Company's Common Stock may be granted under the Plan. The Compensation Committee has previously granted options to purchase all but 173 of the 598,782 shares presently available for issuance under the Plan. The Board recommends that the stockholders of the Company approve the amendment to the Plan. The affirmative vote of the majority of the issued and outstanding shares of the Company's Common Stock present in person or represented by Proxy at the 1997 annual meeting is required for approval of the amendment to the Plan.

            The Board of Directors recommends a vote FOR this proposal.

          PLAN  DESCRIPTION.    The   Plan  was  approved  by  the  Company's
stockholders at a special meeting of the stockholders held on September 30, 1996. The Plan is intended to provide a means to attract, retain and motivate selected employees and directors of the Company. The Plan provides for the grant to eligible employees of incentive stock options, non-qualified stock options, stock appreciation rights, restricted shares and restricted share units, performance shares and performance units, dividend equivalents and other share-based awards (collectively "awards"). All employees (approximately 25 persons) and NON-EMPLOYEE directors (two persons) are eligible to participate in the Plan. The Plan is administered by the Compensation Committee. The Compensation Committee has the full and final authority to select employees to whom awards may be granted, to determine the type of awards to be granted to such employees and to make all administrative determinations required by the Plan. The Compensation Committee also will have authority to waive conditions relating to an award or accelerate vesting of awards. The Plan provides for certain grants of nonqualified stock options to directors who are not executive officers of the Company. Upon adoption of the Plan, an aggregate of 598,782 shares of the Company's Common Stock were reserved for issuance under the Plan, subject to anti-dilution adjustments in the event of certain changes in the Company's capital structure.

            STOCK OPTIONS. The Plan authorizes the granting of both incentive stock options and non-qualified stock options. At the discretion of the Compensation Committee, awards of options to employees under the Plan may be granted in tandem with other types of awards, incentive stock options granted to employees under the Plan, and any accompanying share appreciation rights, must generally expire within 10 years after the date of grant. The exercise prices of incentive stock options must be equal to at least 100% of the fair market value of the Common Stock on the date of grant. The exercise prices of non-qualified stock options may be more or less than the fair market value of the Common Stock on the date of grant. Awards under the Stock Option Plan to employees, except for vested shares, are not transferable by the holder other than by will or applicable laws of descent or distribution, except pursuant to a designation filed by an employee with the Company as to who shall receive the benefits specified under the Plan upon the death of such employee.

            RESTRICTED  STOCK.   The Plan authorizes the Compensation Committee
to grant shares of restricted stock to employees, subject to the terms and conditions imposed by the Compensation Committee. These terms may include a restriction period during which the shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered and during which such shares may be subject to forfeiture. Except for such restrictions on transfer and such other restrictions as the Compensation Committee may impose, the recipient of restricted stock will have all the rights of a holder of Common Stock as to such restricted stock including the right to vote the shares and the right to receive dividends. Except as provided by the Compensation Committee at the time of grant or otherwise, upon a termination of employment for any reason during the restriction period, all shares still subject to restriction will be forfeited by the employee. The Plan also authorizes the Compensation Committee to grant restricted share units to an employee, under which shares of Common Stock or cash will be delivered to the employee after the expiration of the restriction period.

            SHARE APPRECIATION RIGHTS. The Plan authorizes the Compensation Committee to grant share appreciation rights to employees, subject to the terms and conditions imposed by the Compensation Committee. Share appreciation rights give an employee the right to receive the excess of the fair market value of shares of Common Stock on the date of exercise over the exercise price of the share appreciation rights, as set by the Compensation Committee. Terms within the discretion of the Compensation Committee may include the time of exercise, the form of consideration payable at exercise, and the method by which shares of Common Stock will be delivered or deemed to be delivered to an employee.

            PERFORMANCE SHARES AND PERFORMANCE UNITS. The Plan also authorizes the Compensation Committee to grant performance shares or performance units to employees, subject to the terms and conditions imposed by the Compensation Committee. These awards provide shares of Common Stock or cash to an employee upon the satisfaction of certain performance objectives, as determined by the Compensation Committee. Awards may be fixed or may vary in accordance with the level of such performance. The Compensation Committee generally may revise the performance objectives to reflect the occurrence of significant events which it expects to have a substantial effect on the performance objectives. Except as provided by the Compensation Committee at the time of grant or otherwise, upon a termination of employment during the performance period, all shares and units relating to such performance period will be forfeited by the employee.

            DIVIDEND EQUIVALENTS. The Plan also authorizes the Compensation Committee to grant dividend equivalents to employees. These awards may relate to other awards of shares, rights or units and generally give an employee the right to receive cash or other property equal to any dividends paid on the shares of Common Stock underlying such other awards. Such dividend equivalents may either be paid when accrued or deemed to have been reinvested in additional shares of Common Stock. Dividend equivalents (other than freestanding dividend equivalents) will be subject to all conditions and restrictions of the underlying awards to which they relate.

            In addition to the foregoing types of awards, the Plan also authorizes the Compensation Committee, subject to limitations under applicable law, to grant employees any other awards based on shares of Common Stock, including the award of unrestricted shares purely as a bonus and not subject to any conditions. Cash awards, as an element of or supplement to any other award, are also authorized under the Plan. In all cases, the Compensation Committee shall determine the terms and conditions of such awards.

            The Plan generally may be amended, altered, suspended, discontinued or terminated from time to time by the Board of Directors, except that stockholder approval is required, in accordance with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), for any amendment (a) to increase the number of shares of Common Stock reserved for issuance under the Plan or (b) to change the class of employees eligible to participate in the Plan; provided, however, that no such amendment may impair the rights of any participant without his consent.

            The Plan provides that, if the Compensation Committee determines that a stock dividend, recapitalization, stock split, reorganization, merger, consolidation, spin-off, combination, or similar corporate transaction affects the Common Stock such that an adjustment is appropriate to prevent dilution or enlargement of rights of employees participating in the Plan, the Compensation Committee has discretion to adjust the number and kind of shares to be issued under the Plan, the number and kind of shares issuable in respect of outstanding awards and the exercise price, grant price or purchase price of any award. The Plan provides that such adjustments with respect to options of directors who are not executive officers of the Company shall be made automatically. In addition, the Compensation Committee is authorized to make adjustments in the terms of awards in recognition of certain unusual or non-recurring events affecting the Company and its financial statements.

            FEDERAL INCOME TAX CONSEQUENCES OF OPTION GRANTS

            The following discussion outlines generally the federal income tax consequences of option awards under the Plan. Individual circumstances may vary these results. The federal income tax law and regulations are frequently amended, and each participant should rely on his own tax counsel for advice regarding federal income tax treatment under the Plan.

            NON-QUALIFIED STOCK OPTIONS. The recipient of a non-qualified stock option under the Plan is not subject to any federal income tax upon the grant of such option nor does the grant of the option result in an income tax deduction for the Company. As a result of the exercise of an option, the recipient will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares transferred to the recipient upon exercise over the exercise price. Such fair market value generally will be determined on the date the shares of Common Stock are transferred pursuant to the exercise. However, if the recipient is subject to Section 16(b) of the Exchange Act, the date on which the fair market value of the shares transferred will be determined is delayed until the earlier of the last day of the six-month period beginning on the date the "property" is "purchased" or the first day on which a sale of the "property purchased" will not subject the recipient to suit under Section 16(b) of the Exchange Act. Alternatively, if the recipient is subject to Section 16(b) of the Exchange Act and makes a timely election under Section 83(b) of the Code, such fair market value will be determined on the date the shares are transferred pursuant to the exercise without regard to the effect of Section 16(b) of the Exchange Act. The recipient will recognize ordinary income in the year in which the fair market value of the shares transferred is determined. The Company generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the recipient when such ordinary income is recognized by the recipient, provided the Company satisfies applicable federal income tax reporting requirements. The Company's deduction, however, is subject to a $1,000,000 limitation on the deduction of certain employee remuneration under
Section 162(m) of the Code, unless an exception for performance-based compensation under such section applies.

            Depending on the period the shares of Common Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified stock option generally will result in a short- or a long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified stock option was exercised.

            Special rules apply to a recipient who exercises a non-qualified stock option by paying the exercise price, in whole or in part, by the transfer of shares of Common Stock to the Company.

            INCENTIVE STOCK OPTIONS.  An employee is not subject to any federal income tax upon the grant of an incentive stock option pursuant to the Plan, nor does the grant of an incentive stock option result in an income tax deduction for the Company. Further, an employee will not recognize income for federal income tax purposes and the Company normally will not be entitled to any federal income tax deduction as a result of the exercise of an incentive stock option and the related transfer of shares of Common Stock to the employee. However, the excess of the fair market value of the shares transferred upon the exercise of the incentive stock option over the exercise price for such shares generally will constitute an item of alternative minimum tax adjustment to the employee for the year in which the option is exercised. Thus, certain employees may increase their federal income tax liability as a result of the exercise of an incentive stock option under the alternative minimum tax rules of the Code.

            If the shares of Common Stock transferred pursuant to the exercise of an incentive stock option are disposed of within two years from the date the option is granted or within one year from the date the option is exercised, the employee generally will recognize ordinary income equal to the lesser of (1) the gain recognized (i.e., the excess of the amount realized on the disposition over the exercise price) or (2) the excess of the fair market value of the shares transferred upon exercise over the exercise price for such shares. If the employee is subject to Section 16(b) of the Exchange Act, special rules may apply to determine the amount of ordinary income recognized upon the disposition. The balance, if any, of the employee's gain over the amount treated as ordinary income on disposition generally will be treated as long- or short-term capital gain depending upon whether the holding period applicable to long-term capital assets is satisfied. The Company generally would be entitled to a federal income tax deduction equal to any ordinary income recognized by the employee, provided the Company satisfies applicable federal income tax reporting requirements and subject to the limitation on the deduction of certain employee remuneration as mandated by Section 162(m) of the Code, absent an exception for performance-based compensation under such section.

            If the shares of Common Stock transferred upon the exercise of an incentive stock option are disposed of after the holding periods have been satisfied, such disposition generally will result in long-term capital gain or loss treatment with respect to the difference between the amount realized on the disposition and the exercise price. The Company will not be entitled to a federal income tax deduction as a result of a disposition of such shares after these holding periods have been satisfied.


            APPROVAL OF AMENDMENT  TO  CERTIFICATE  OF  INCORPORATION  TO  MAKE
SECTION 203 APPLICABLE (PROPOSAL NO. 3)

           The Board of Directors has approved a resolution amending the Company's Amended and Restated Certificate of Incorporation, subject to stockholder approval, to provide that Section 203 of Delaware General Corporation Law ("DGCL") shall be applicable to the Company. Section 203 may have the effect of delaying, deferring or preventing a change of control of the Company. In general, Section 203 of the DGCL prohibits a publicly held
Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years following the time such stockholder became an "interested stockholder," unless (a) prior to such time the board of directors of the corporation approved either the "business combination" or the transaction which resulted in the stockholder becoming an "interested stockholder" or (b) upon consummation of the transaction which resulted in the stockholder becoming an "interested stockholder," the "interested stockholder" owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by
(i) persons who are directors and also officers and (ii) by employee stock plans, in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or (c) at or subsequent to such time the "business combination" is approved by the board of directors and authorized at the annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66-2/3 % of the outstanding voting stock which is not owned by the "interested stockholder." A "business combination" includes certain mergers, stock or asset sales and other transactions resulting in a financial benefit to the "interested stockholder." An "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years, did own) 15% or more of the corporation's voting stock.

           The Company believes that the protections that Section 203 would provide to the Company would be beneficial to the stockholders because they would enhance the Board of Directors' capacity to defend against undesirable takeover attempts and, in the event of the sale of the Company, enhance the Board of Directors' ability to negotiate a transaction that is in the
stockholders'  best interest and maximizes value for all stockholders.   The
proposed amendment to the Company's amended and restated certificate of incorporation to make the protections of section 203 available to the Company is not being recommended in response to a pending or threatened attempt to acquire control of the Company. The affirmative vote of the majority of the issued and outstanding shares of the Company's Common Stock present in person or represented by Proxy at the 1997 annual meeting is required for approval of
the   amendment   to   the   Company's  amended  and restated  Certificate  of
incorporation to provide that Section 203 of the DGCL shall be applicable to the Company.

           The Board of Directors recommends a vote FOR this proposal.

           APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS (PROPOSAL NO. 4)

           The Board of Directors has adopted a resolution recommending an amendment to its Amended and Restated Certificate of Incorporation, subject to stockholder approval, that provides for three classes of directors with staggered terms of up to three years such that approximately one-third of the Board stands for election each year.

          With respect to the classification of the members of the Company's Board of Directors, the Classified Board Amendment provides that directors of the first class, which shall initially consist of two members, shall be elected to hold office for terms expiring at the next annual meeting of the Company following the adoption of the Classified Board Amendment; directors of the second class, which shall initially consist of two members, shall be elected to hold office for terms expiring at the second succeeding annual meeting; and directors of the third class, which shall initially consist of two members, shall be elected to hold office for terms expiring at the third succeeding annual meeting. Thereafter, the successors to each class of directors shall be elected for three-year terms. The Classified Board Amendment also provides that directors may not be removed except for cause. Such removal for cause may be effected only by the resolution of all other Board members, stating such cause, or by the affirmative vote of the holders of at least 75% of the voting power of all of the then outstanding shares of Common Stock. No director so removed may be reinstated so long as the cause for removal continues to exist. "Cause," shall be limited to criminal acts and gross negligence. Currently, the Company's Bylaws provide that members of the Board may be removed without cause. The Board intends to amend the Bylaws to make them consistent with the Classified Board Amendment upon approval of the Classified Board Amendment by the stockholders. The Classified Board Amendment also provides that, once approved by the stockholders, it may not be repealed except by the affirmative vote of 75% of the voting power of all the then outstanding shares of Common Stock. The affirmative vote of the majority of the issued and outstanding shares of the Company's common stock present in person or represented by proxy at the 1997 annual meeting is required for approval of the Classified Board Amendment.

           If the Classified Board Amendment is adopted, and if the Company's stockholders elect to the Board of Directors those persons nominated by the Board of Directors, Messrs. Kirkland and Mueller will serve as directors of the second class; and Messrs. Dyer and Murnane will serve as directors of the third class. There will be no directors of the first class because there are presently three vacancies on the Company's Board of Directors.

           Staggered terms for members of the Board of Directors may have the effect of delaying, deferring or preventing a change of control of the Company since only one-third of the directors are up for election each year and may not be removed except for cause. However, the Board of Directors believes that staggered terms for directors will enhance Board continuity and increase the Board's capacity to defend against undesirable takeover attempts and, in the event of the sale of the Company, enhances the Board of Directors ability to negotiate a transaction that is in the stockholders' best interest. The proposed classification of the Board of Directors is not being recommended in response to a pending or threatened attempt to acquire control of the Company.

           The Board of Directors recommends a vote FOR this proposal.

           RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS (PROPOSAL NO.
5)

       The Board of Directors has appointed Grant Thornton LLP as independent accountants of the Company for fiscal 1998. Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders for ratification. The Board considers Grant Thornton LLP to be well qualified and recommends that the stockholders vote to ratify that appointment. A representative of Grant Thornton LLP is not expected to attend the 1997 Annual
Meeting.

        The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock present in person or represented by proxy at the 1997 Annual Meeting is required to adopt the proposal.
If the proposal is not adopted, the Board of Directors may reconsider the appointment.

           The Board of Directors recommends a vote FOR this proposal.

                            ADDITIONAL INFORMATION

           PROPOSALS FOR 1998 MEETING

           Any proposal of stockholders that is intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received at the Company's principal executive offices no later than April 21, 1998 and must comply with all other applicable legal requirements in order to be included in the Company's proxy statement and form of proxy for that meeting.

           ANNUAL REPORT

           The Company's 1997 Annual Report on Form 10-K is being mailed to Stockholders with this Proxy Statement.

           OTHER MATTERS

           The Board of Directors knows of no matter to come before the Annual Meeting other than as specified herein. If other business should, however, be properly brought before such meeting, the persons voting the proxies will vote them in accordance with their best judgment.

           THE STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Directors


           /s/ Alexius A. Dyer III
           ALEXIUS A. DYER III
           CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER


                   SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934

Filed by the Registrant X
Filed by a Party other than the Registrant _

Check the appropriate box:

__ Preliminary Proxy Statement
__ Confidential, for Use of the Commission Only
   (as permitted by Rule 14a-12))
_X Definitive Proxy Statement
__ Definitive Additional Materials
__ Soliciting Material Pursuant to 240.14a-11(c) or 140.14a-12

                       INTERNATIONAL AIRLINE SUPPORT GROUP, INC.
                      -------------------------------------------
                   (Name of Registrant as Specified in Its Charter)

                       INTERNATIONAL AIRLINE SUPPORT GROUP, INC.
                       -----------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

_X $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2)
   of Schedule 14A.
__ $500 per each party to the controversy pursuant to Exchange Act Rule
   14a-(6)(i)(3)
__ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11. Title of each class of securities to which transaction applies:

    -------------------------------------------------------------
    Aggregate number of securities to which transaction applies:

    --------------------------------------------------------------
    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    _______________________________________________________________
    Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------
    Total fee paid:

    ________________________________________________________________

 __ Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)      Amount Previously Paid: ______________________________________
2)      Form Schedule or Registration Statement No.:__________________
3)      Filing Party: ________________________________________________
4)	Date Filed: July 24, 1997
                    -------------

	INTERNATIONAL AIRLINE SUPPORT GROUP, INC.

	PROXY


	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS
	TO BE HELD ON SEPTEMBER 22, 1997

The undersigned hereby appoints Alexius A. Dyer III and George Murnane III, and each of them, proxies with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of International Airline Support Group, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the offices of the Company, 1954 Airport Road, Suite 200, Atlanta, Georgia 30341, at 10:00a.m., local time, on September 22, 1997, and at any adjournment thereof, upon the matters described in the accompanying
Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.


1.	To elect four (4) directors:

        Alexius A. Dyer III
        Kyle R. Kirkland
        E. James Mueller
        George Murnane III

___     FOR all nominees                ___ WITHHOLD AUTHORITY
        (except as marked                   to vote for all nominees
        the contrary above)                 listed

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.)

The Board of Directors recommends a vote FOR the election of the nominees listed above to serve as directors of International Airline Support Group, Inc.

   2. To approve an amendment to the Company's 1996 Long Term Incentive and Share Award Plan to increase from by 115,000 the number of shares available for grants under said Plan:

__FOR                     __AGAINST               __ABSTAIN

The Board of Directors recommends a vote FOR the approval of the amendment of the Company's 1996 Long Term Incentive and Share Award Plan.

3. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to make the provisions of Section 203 of the Delaware General Corporation Law applicable to the Company:

__FOR                     __AGAINST              __ABSTAIN


The Board of Directors recommends a vote FOR the approval of the amendment to the Company's Amended and Restated Certificate of Incorporation related to Section 203 of the Delaware General Corporation Law.

4. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to provide for three classes of directors with staggered terms of up to three years such that approximately one-third of the Board stands for election each year.

__FOR                   __AGAINST                 __ABSTAIN

The Board of Directors recommends a vote FOR the approval of the amendment of the Company's Amended and Restated Certificate of Incorporation related to classification of the Board of Directors.

5. To ratify the appointment of Grant Thornton, LLP as independent auditors for 1998.

__FOR                   __AGAINST                 __ABSTAIN

The Board of Directors recommends a vote FOR the ratification of the appointment of Grant Thornton, LLP.

6. In the discretion of the proxies, on any other matter that may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR THE PROPOSALS.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

Please sign exactly as your name or names appear hereon. Where more than one owner is shown above, each should sign. When signing in a fiduciary or representative capacity, please give full title. If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by authorized person.


_______________________________       DATE: ____________________, 1997
Signature of Shareholder

_______________________________
Print Name



_______________________________        DATE: ___________________, 1997
Signature of Shareholder

_______________________________
Print Name